UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 10, 2011

Date of Report

(Date of earliest event reported)

First Federal Bancshares of Arkansas, Inc.

(Exact name of registrant as specified in its charter)

Texas	0-28312	71-0785261
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1401 Highway 62-65 North, Harrison, Arkansas	72601
(Address of principal executive offices)	(Zip Code)

(870) 741-7641

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 10, 2011, First Federal Bancshares of Arkansas, Inc. (the “Company”) issued a press release announcing the commencement of its common stock rights offering (the “Rights Offering”). A copy of the Company’s press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Ex. 99.1 Press Release, dated May 10, 2011.

Additional Information

The Company has filed a registration statement on Form S-1 with the Securities and Exchange Commission (“SEC”) containing a prospectus with respect to the Rights Offering. The registration statement became effective on May 10, 2011.

The Rights Offering will be made only by means of the final prospectus related to the Rights Offering, which was also filed on May 10, 2011. Neither this Current Report on Form 8-K nor the attached press release constitutes an offer to sell or a solicitation of an offer to buy the securities described therein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Caution about Forward-Looking Statements

Certain information contained in the attached press release may include “forward-looking statements.” These forward-looking statements relate to the Company’s plans for raising capital, including the transactions described in the attached press release, the timing of the commencement and closing of the Rights Offering and proceeds of the Rights Offering. There can be no assurance that the Company will be able to close on the transactions described in the attached press release. Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to those described in the cautionary language included under the headings “Risk Factors,” “Questions and Answers related to this Rights Offering,” “Prospectus Summary,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in (i) the Company’s final prospectus related to the Rights Offering, (ii) the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 filed on March 16, 2011, (iii) the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, filed on May 2, 2011, and (iv) other filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST FEDERAL BANCSHARES OF ARKANSAS, INC.

By:	/s/ Larry J. Brandt
Name:	Larry J. Brandt
Title:	Chief Executive Officer

Date:  May 10, 2011